F I N A N C I A L R E S U L T S 3Q16 October 14, 2016

1 See note 6 on slide 14 2 Represents estimated common equity Tier 1 (“CET1”) capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 7 on slide 14 3 Last twelve months (“LTM”). Net of employee issuance 4 See note 1 on slide 14 5 See note 2 on slide 14 6 See note 8 on slide 14 7 Net of employee issuance  3Q16 net income of $6.3B and EPS of $1.58  Managed revenue of $25.5B4  Adjusted expense of $14.5B5 and adjusted overhead ratio of 57%5  Fortress balance sheet  Average core loans6 up 15% YoY and 2% QoQ  Basel III Fully Phased-In CET1 capital of $181B2, Advanced CET1 ratio of 11.9%2 and Standardized CET1 ratio of 12.1%2  Delivered strong capital return  $3.8B7 returned to shareholders in 3Q16, including $2.1B of net repurchases  Common dividend of $0.48 per share ROTCE1 13% Net payout LTM3 63% Common equity Tier 12 11.9% 3Q16 Financial highlights F I N A N C I A L R E S U L T S 1

Note: Totals may not sum due to rounding 1 See note 1 on slide 14 2 Actual numbers for all periods, not over/(under) 3 See note 6 on slide 14 4 See note 2 on slide 14 $B, excluding EPS 3Q16 Financial results1  Firm NII up $700mm YoY and $250mm QoQ with NIM relatively flat QoQ F I N A N C I A L R E S U L T S 2 3Q16 ROE O/H ratio CCB 16% 57% CIB 17% 52% CB 18% 40% AM 24% 70% $ O/(U) 3Q16 2Q16 3Q15 Net interest income $11.9 $0.3 $0.7 Noninterest revenue 13.6 – 1.3 Managed revenue1 25.5 0.3 2.0 Expense 14.5 0.8 (0.9) Credit costs 1.3 (0.1) 0.6 Reported net income $6.3 $0.1 ($0.5) Net income applicable to common stockholders $5.7 $0.1 ($0.5) Reported EPS $1.58 $0.03 ($0.10) ROE2 10% 10% 12% ROTCE2,3 13 13 15 Overhead ratio – managed1,2 57 54 65 Memo: Adjusted expense 4 $14.5 $0.5 $0.5 Memo: Adjusted overhead ratio 1,2,4 57% 56% 60% Change in reserves 3Q16: $150mm build 3Q15: $(281)mm release

3Q16 2Q16 3Q15 Basel III Advanced Fully Phased-In1 CET1 $181 $179 $172 CET1 ratio 11.9% 11.9% 11.4% Tier 1 capital $207 $205 $198 Tier 1 capital ratio 13.6% 13.6% 13.1% Total capital $227 $226 $220 Total capital ratio 14.9% 15.0% 14.5% Risk-weighted assets $1,522 $1,506 $1,513 Firm SLR 2 6.6% 6.6% 6.4% Bank SLR 2 6.6 6.6 6.5 HQLA 3,4 $539 $516 $505 Total assets (EOP) $2,521 $2,466 $2,417 Tangible common equity (EOP) 5 $183 $181 $174 Tangible book value per share 5 $51.23 $50.21 $47.36 $B, except per share data  Firmwide total credit reserves of $15.3B 1 Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 7 on slide 14 2 Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 7 on slide 14 3 High quality liquid assets (“HQLA”) represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the U.S. rule (“U.S. LCR”) 4 Estimated for 3Q16 5 See note 6 on slide 14 3Q16 Basel III Standardized Fully Phased-In of 12.1%1 Fortress balance sheet and returns F I N A N C I A L R E S U L T S 3

3Q16 2Q16 3Q15 Consumer & Business Banking Average Business Banking loans 3 $22.1 $21.7 $20.6 Business Banking loan originations 1.8 2.2 1.7 Client investment assets (EOP) 231.6 224.7 213.3 Deposit margin 1.79% 1.80% 1.86% Mortgage Banking Average loans $234.2 $231.4 $208.5 Loan originations 4 27.1 25.0 29.9 EOP total loans serviced 863.3 880.3 929.0 Net charge-off rate 5,6 0.10% 0.08% 0.10% Card, Commerce Solutions & Auto Card average loans $132.7 $128.4 $126.3 Auto average loans and leased assets 75.5 74.1 64.5 Auto loan and lease originations 9.3 8.5 8.1 Card net charge-off rate 2.51% 2.70% 2.41% Card Services net revenue rate 11.04 12.28 12.22 Card sales volume 7 $139.2 $136.0 $126.6 Merchant processing volume 267.2 263.8 235.8 3Q16 2Q16 3Q15 EOP Equity $51.0 $51.0 $51.0 ROE 16% 20% 20% Overhead ratio 57 52 57 Average loans $462.1 $454.4 $421.9 Average deposits 593.7 583.1 536.0 CCB households (mm) 59.7 59.2 57.5 Active mobile customers (mm) 26.0 24.8 22.2 Debit & credit card sales volume $207.1 $204.6 $191.3 $ O/(U) 3Q16 2Q16 3Q15 Revenue $11,328 ($123) $449 Consumer & Business Banking 4,719 103 164 Mortgage Banking 1,874 (47) 319 Card, Commerce Solutions & Auto 4,735 (79) (34) Expense 6,510 506 273 Credit costs 1,294 93 90 Net charge-offs 1,069 43 104 Change in allowance 225 801 Net income $2,204 ($452) ($426) Key drivers/statistics ($B) – detail by business Consumer & Community Banking1 $mm  Net income of $2.2B, down 16% YoY  Revenue of $11.3B, up 4% YoY, driven by NII on higher volumes and Auto operating lease income, partially offset by Card new account origination costs  Expense of $6.5B, up 4% YoY  Includes two items totaling $175mm  Credit costs of $1.3B, up $905mm YoY, reflecting a reserve build compared with a net release in the prior year Financial performance Key drivers/statistics ($B)2 1 See note 1 on slide 14 For additional footnotes see slide 15  Average deposits up 11% YoY  Average loans up 10% YoY and core loans up 19%  CCB households up ~2.2mm since last year, and ~500K since last quarter  Active mobile customers of ~26mm, up 17% YoY F I N A N C I A L R E S U L T S 4

Corporate & Investment Bank[1]

$mm	3Q16	$ O/(U) 2Q16	3Q15
Corporate & Investment Bank revenue	$9,455	$290	$1,287
Investment banking revenue	1,740	248	210
Treasury Services	917	25	18
Lending	283	6	(51)
Total Banking	2,940	279	177
Fixed Income Markets	4,334	375	1,401
Equity Markets	1,414	(186)	11
Securities Services	916	9	1
Credit Adjustments & Other	(149)	(187)	(303)
Total Markets & Investor Services	6,515	11	1,110
Expense	4,934	(144)	(1,197)
Credit costs	67	(168)	(165)
Net income	$2,912	$419	$1,448

Key drivers/statistics ($B)[2]	3Q16	2Q16	3Q15
EOP equity	$64.0	$64.0	$62.0
ROE	17%	15%	8%
Overhead ratio	52	55	75
Comp/revenue	27	30	30
IB fees ($mm)	$1,855	$1,636	$1,612
Average loans	114.8	114.8	101.3
Average client deposits[3]	381.5	373.7	372.1
Assets under custody ($T)	21.2	20.5	19.7
ALL/EOP loans ex-conduits and trade[4,5]	2.02%	2.23%	1.85%
Net charge-off/(recovery) rate	0.01	0.32	0.01
Average VaR ($mm)[6]	$43	$44	$57

[1] See note 1 on slide 14
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.38%, 1.48%, and 1.19% for 3Q16, 2Q16, and 3Q15, respectively
[5] See note 4 on slide 14
[6] See note 8 on slide 15

Financial performance

- Net income of $2.9B on revenue of $9.5B
  - ROE of 17%
- Banking revenue
  - IB revenue of $1.7B, up 14% YoY, driven by strong performance across all products
    - Ranked #1 in Global IB fees for 3Q16
  - Treasury Services revenue of $917mm, up 2% YoY
  - Lending revenue of $283mm, down 15% YoY
- Markets & Investor Services revenue
  - Markets revenue of $5.7B, up 33% YoY
    - Fixed Income Markets of $4.3B, up 48% YoY, driven by higher revenue in Rates, Credit and Securitized Products
    - Equity Markets revenue of $1.4B, up 1% YoY
  - Securities Services revenue of $916mm, flat YoY
  - Credit Adjustments & Other, a loss of $149mm
- Expense of $4.9B, down 20% YoY, driven by lower legal expense
- Credit costs of $67mm driven by reserve builds in Oil & Gas

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	3Q16	$ O/(U) 2Q16	3Q15
Revenue[2]	$1,870	$53	$226
Middle Market Banking	716	18	48
Corporate Client Banking	612	13	128
Commercial Term Lending	350	8	32
Real Estate Banking	117	10	25
Other	75	4	(7)
Expense	746	15	27
Credit costs	(121)	(96)	(203)
Net income	$778	$82	$260
Key drivers/statistics ($B)[3]			
EOP equity	$16.0	$16.0	$14.0
ROE	18%	16%	14%
Overhead ratio	40	40	44
Gross IB Revenue ($mm)	$600	$595	$382
Average loans	181.5	176.8	159.2
Average client deposits	173.7	170.7	180.9
Allowance for loan losses	2.9	3.0	2.8
Nonaccrual loans	1.2	1.3	0.4
Net charge-off/(recovery) rate[4]	0.10%	0.14%	–
ALL/loans[4]	1.54	1.70	1.71

[1] See note 1 on slide 14
[2] Certain clients were transferred from Middle Market Banking to Corporate Client Banking and from Real Estate Banking to Corporate Client Banking effective in the second quarter and third quarter of 2016, respectively. Prior period revenue was revised to conform with the current period presentation
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] CB's Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings are generally based on client segments and do not align with regulatory definitions

Financial performance

- Record net income of $778mm, up 50% YoY and 12% QoQ
- Revenue of $1.9B, up 14% YoY and 3% QoQ
  - Gross IB Revenue of $600mm, up 57% YoY
- Expense of $746mm, up 4% YoY and 2% QoQ
- Credit costs net benefit of $121mm driven by reserve releases largely in Oil & Gas
  - Net charge-off rate of 10 bps
- Average loan balances of $181B, up 14% YoY and 3% QoQ
  - C&I[5] loans up 10% YoY and 1% QoQ
  - CRE[5] loans up 19% YoY and 5% QoQ
- Average client deposits of $174B, down 4% YoY largely reflecting the reduction in non-operating deposits

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

3Q16 2Q16 3Q15 Revenue $3,047 $108 $153 Global Investment Management 1,497 73 14 Global Wealth Management 1,550 35 139 Expense 2,130 32 21 Credit costs 32 40 49 Net income $557 $36 $82 Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 24% 22% 20% Pretax margin 29 29 28 Assets under management (AUM) $1,772 $1,693 $1,711 Client assets 2,447 2,344 2,323 Average loans 114.2 111.7 108.7 Average deposits 153.1 151.2 141.9 $ O/(U) Asset Management1 1 See note 1 on slide 14 2 Actual numbers for all periods, not over/(under)  Net income of $557mm, up 17% YoY and up 7% QoQ  Revenue of $3.0B, up 5% YoY and up 4% QoQ  Expense of $2.1B, up 1% YoY and up 2% QoQ  AUM of $1.8T, up 4% YoY and up 5% QoQ  Client assets of $2.4T, up 5% YoY and up 4% QoQ  Net inflows of $19B into long-term products and $22B into liquidity products  Record average loan balances of $114.2B, up 5% YoY and up 2% QoQ  Average deposit balances of $153.1B, up 8% YoY and up 1% QoQ  Solid investment performance  80% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years $mm Financial performance 7 F I N A N C I A L R E S U L T S

3Q16 2Q16 3Q15 Treasury and CIO ($208) ($9) ($168) Other Corporate 43 10 (1,714) Net income/(loss) ($165) $1 ($1,882) $ O/(U) Corporate1 Treasury and CIO  Net loss of $208mm, compared to a net loss of $199mm in 2Q16 Other Corporate  Net inc me of $43mm  Prior year results included tax benefits of $1.9B 1 See note 1 on slide 14 $mm Financial performance 8 F I N A N C I A L R E S U L T S

Outlook

Firmwide

- Expect 4Q16 net interest income to be up modestly QoQ on continued strength in loan growth
- Expect 2016 adjusted expense to be ~$56B with 4Q16 adjusted expense approximately flat YoY
- Expect 2016 net charge-offs to be ≤$4.75B, with the YoY increase driven by both loan growth and Oil & Gas

Corporate & Investment Bank

- Expect 4Q16 Securities Services revenue to be ~$875mm, market dependent

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Page Agenda F I N A N C I A L R E S U L T S Appendix 10

Select leadership positions

Consumer & Community Banking

Consumer & Business Banking

- Deposit volume growing at more than twice the industry growth rate[1]
- Largest active mobile customer base among major U.S. banks[2], up 17% YoY
- #1 in consumer retail banking nationally for the fourth consecutive year, according to TNS, and winner of three TNS Choice Awards in 2016

Mortgage Banking

- #2 mortgage originator and servicer[3]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[4]
- #1 U.S. co-brand credit card issuer[5]
- #2 merchant acquirer[6]

Corporate & Investment Bank

League table results – wallet share	YTD16 Rank	YTD16 Share	FY2015 Rank	FY2015 Share
Based on fees[7]:				
Global Debt, Equity & Equity-related	**1**	**7.4 %**	**1**	**7.7 %**
U.S. Debt, Equity & Equity-related	1	12.1 %	1	11.7 %
Global Long-term Debt[8]	**1**	**7.0 %**	**1**	**8.3 %**
U.S. Long-term Debt	2	11.0 %	1	12.0 %
Global Equity & Equity-related[9]	**1**	**8.0 %**	**1**	**7.0 %**
U.S. Equity & Equity-related	1	14.1 %	1	11.3 %
Global M&A[10]	**2**	**9.4 %**	**2**	**8.4 %**
U.S. M&A	2	11.3 %	2	9.9 %
Global Loan Syndications	**2**	**7.7 %**	**1**	**7.5 %**
U.S. Loan Syndications	2	9.3 %	2	10.8 %
Global IB fees[7,11]	**1**	**8.1 %**	**1**	**7.9 %**

Commercial Banking

- #1 in customer satisfaction[12]
- #1 multifamily lender in the U.S.[13]
- Top 3 in overall middle market, large middle market and ABL bookrunner[14]

Asset Management

- #1 North America Private Bank[15]
- Asset Management Company of the Year, Asia[16]

For footnoted information see slide 16

APPENDIX

10

JPMORGAN CHASE & CO.

Consumer credit – Delinquency trends1 Note: Home equity and residential mortgage exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans 2 Residential mortgage includes prime (including option adjustable rate mortgages (“ARMs”)) and subprime loans 3 Excluding dealer commercial services and operating lease assets Residential mortgage delinquency trend ($mm)2 Home equity delinquency trend ($mm) Credit card delinquency trend ($mm) A P P E N D I X $0 $500 $1,000 $1,500 $2,000 $2,500 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 30+ day delinquencies 30-89 day delinquencies 11 Auto delinquency trend ($mm)3 $0 $500 $1,000 $1,500 $2,000 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 30+ day delinquencies 60-119 day delinquencies

Mortgage Banking and Card Services – Coverage ratios[1]

Mortgage Banking and Card Services credit data ($mm)

	3Q16	2Q16	3Q15	O/(U) 3Q15
Mortgage Banking (NCI)				
Net charge-offs	$49	$38	$41	$8
NCO rate	0.10%	0.08%	0.10%	– bps
Allowance for loan losses	$1,488	$1,488	$1,588	($100)
ALL/annualized NCOs[2]	759%	979%	968%	
ALL/nonaccrual loans retained	36%	35%	33%	
Card Services				
Net charge-offs	$838	$860	$759	$79
NCO rate	2.51%	2.70%	2.41%	10 bps
Allowance for loan losses	$3,884	$3,684	$3,434	$450
ALL/annualized NCOs[2]	116%	107%	113%	

NCOs ($mm)



$2,000
$1,000
$0
Mortgage Banking
Card Services
1,390 1,386 1,254 3 1,116 1,097 1,082 1,014 892 891 888 885 798 797 6 789 800 759 774 830 860 838
877 808 697 599 4 534 5 452 293 206 168 177 112 81 113 104 81 41 59 60 38 49
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

[1] See note 5 on slide 14
[2] Net charge-offs annualized (NCOs are multiplied by 4)
[3] 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.05%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.35%
[4] 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance
[5] 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance
[6] 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69%

APPENDIX
12
JPMorgan Chase & Co.

3Q16 2Q16 3Q15 Consumer, ex. credit card LLR/Total loans 0.93% 0.93% 1.06% LLR/NPLs 62 59 55 Credit Card LLR/Total loans 2.91% 2.80% 2.73% Wholesale LLR/Total loans 1.21% 1.31% 1.21% LLR/NPLs 218 234 385 Firmwide LLR/Total loans 1.37% 1.40% 1.40% LLR/NPLs (ex. credit card) 109 110 109 LLR/NPLs 164 161 161 Firmwide – Coverage ratios1  $14.2B of loan loss reserves at September 30, 2016, up $0.7B from $13.5B in the prior year. Both wholesale and consumer credit quality are relatively stable  Nonperforming loan loss coverage ratio (ex. credit card) of 109%1 1 See note 3 on slide 14 Comments JPM Credit Summary JPM Credit Summary A P P E N D I X $mm 13 7,241 7,017 6,921 6,645 6,616 6,303 7,367 7,178 7,059 14,889 14,185 14,065 13,915 13,466 13,555 13,994 14,227 14,204 0.00% 1.00% 2.00% 3.00% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 0% 100% 200% 300% 400% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense/(benefit) of $(71) million, $(430) million and $1.3 billion for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed revenues. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 4. The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. 5. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Notes on key performance measures 6. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are considered key financial performance measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 7. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules, to which the Firm will be subject commencing January 1, 2019, are considered key regulatory capital measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Management on pages 149-158 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2015, and pages 63-69 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. 8. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. For further information on total loans and core loans, see pages 3, 12, 16, 19, 21 and 23 of the Earnings Release Financial Supplement. Notes A P P E N D I X 14

Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Includes predominantly Business Banking loans as well as deposit overdrafts 4. Firmwide mortgage origination volume was $30.9B, $28.6B and $32.2B, for 3Q16, 2Q16 and 3Q15, respectively 5. Excludes purchased credit-impaired (PCI) write-offs of $36mm, $41mm and $52mm for 3Q16, 2Q16, and 3Q15, respectively. See note 3 on slide 14 6. Excludes the impact of PCI loans. See note 3 on slide 14 7. Excludes Commercial Card Additional Note on slide 5 – Corporate & Investment Bank 8. As part of the Firm’s continuous evaluation and periodic enhancement of its market risk measures, during the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in CIB were removed from the VaR calculation. Commencing with the third quarter of 2016, exposure arising from these positions is captured using other sensitivity-based measures, using a 10% decline in the market value, and will be separately reported in the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016. The Firm believes this refinement to its reported VaR measures more appropriately captures the risk of its market risk sensitive positions. This refinement resulted in a reduction in average CIB VaR of $6 million for the three months ended September 30, 2016. Notes A P P E N D I X 15

Notes on slide 10 – Select leadership positions 1. Based on FDIC 2016 Summary of Deposits survey per SNL Financial – excludes branches with greater than $500mm of deposits or identified as non-retail 2. Based on disclosures by peers as of 2Q16 3. Based on Inside Mortgage Finance as of 2Q16 for Servicer and Originator rankings 4. Based on disclosures by peers and internal estimates as of 2Q16 5. Based on Phoenix Credit Card Monitor for 12-month period ending June 2016; based on card accounts, revolving balance dollars and spending dollars 6. Based on Nilson data as of 2015. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from JVs and revenue share arrangements are included in First Data’s volume, First Data holds #1 share position in the U.S. 7. Reflects ranking of revenue wallet and market share. Source: Wallet from Dealogic Media Manager Cortex as of October 3, 2016 8. Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”); and exclude money market, short-term debt and U.S. municipal securities 9. Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares 10. Global M&A reflects the removal of any withdrawn transactions. U.S. M&A revenue wallet represents wallet from client parents based in the U.S. 11. Global Investment Banking fees exclude money market, short-term debt and shelf deals 12. CFO Magazine’s Commercial Banking Survey 2015 13. SNL Financial based on FDIC data as of 2Q16 14. Thomson Reuters as of September 2016 YTD 15. Euromoney 2016 rankings 16. The Asset, June 2016 Notes A P P E N D I X 16

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, and June 30, 2016, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. A P P E N D I X 17